Exhibit 99.2

December 3, 2020 Q2 FY 2021 Earnings Conference Call

2 Safe Harbor and Basis of Presentation Forward - Looking Statement Safe Harbor - This presentation includes “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward - looking statements by the Company’s use of forward - looking terminology such as “anticip ate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” or “should,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the markets in which GMS operates and the economy generally, actions taken to op tim ize our operations and align our business consistent with demand, our ability to continue successfully navigating the evolving operating environment, strategi c i nitiatives and growth potential across the Company’s business, our efforts in response to COVID - 19, future financial performance, the ability of the Company to grow strong er, and the ability to deliver growth, value creation and long - term success contained in this presentation may be considered forward - looking statements. The Company ha s based forward - looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptio ns, estimates and projections are reasonable, such forward - looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control, including current public health issues that may affect the Company’s business. Forward - looking statements involve risks and unce rtainties, including, but not limited to, those described in the “Risk Factors” section in the Company’s most recent Annual Report on Form 10 - K, and in its other periodic reports filed with the SEC. In addition, the statements in this release are made as of December 3, 2020. The Company undertakes no obligation to update any of the for war d - looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward - looking statements sho uld not be relied upon as representing the Company’s views as of any date subsequent to December 3, 2020. Use of Non - GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non - GAAP measures. This non - GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial perform anc e and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete und ers tanding of our operating performance by excluding non - recurring, infrequent or other non - cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures o f n et income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the U nit ed States. Please see the Appendix to this presentation for a further discussion on these non - GAAP measures and a reconciliation of these non - GAAP measures to the most dir ectly comparable GAAP measures.

3 Q2 Fiscal 2021 Highlights Outstanding execution enabled GMS to generate solid Q2 results, with net sales levels exceeding earlier expectations. Net sales decreased 5.7% due to continued COVID - 19 related market declines; Organic net sales were down 6.4%. On a per day basis, net sales and organic net sales declined 4.2% and 5.0%, respectively. The overall operating environment, particularly in commercial construction, remained challenged. Strong demand captured in the residential market. We maintained disciplined alignment of our cost structure to current demand. Improved SG&A and Adjusted SG&A (1) margin while maintaining a relentless focus on serving our customers. Net income and adjusted net income (1) of $28.5 million and $40.2 million, respectively. Generated an Adjusted EBITDA margin in excess of 10% in a difficult environment. Decremental Adjusted EBITDA margin of 15%, within our outlook range. Continued advancement of our growth strategy: Opened one new greenfield location in Hillsboro, Oregon. Generated positive sales growth again in complementary Other products. The health and safety of our employees, customers and communities remains our top priority. We continue to leverage opportunities and address challenges to ensure that GMS remains well - positioned. (1) For a reconciliation of Adjusted SG&A, Adjusted Net Income, Adjusted EBITDA, and Adjusted EBITDA Margin to the most directly com parable GAAP metrics, see Appendix.

4 Q2 Fiscal 2021 Performance Net Sales & Mix $861.9 $812.9 $0 $300 $600 $900 Fiscal Q2 2020 Fiscal Q2 2021 40.7% 14.2% 15.8% 29.3% ▪ Net sales decline of 5.7% (down 4.2% on a per day basis) due to continued COVID - 19 related declines in the US, partially offset by higher sales in Canada Net Sales ($ mm) 40.6% 13.7% 13.7% 32.0% Gross Profit & Margin $284.5 $265.1 33.0% 32.6% 20.0% 20.5% 21.0% 21.5% 22.0% 22.5% 23.0% 23.5% 24.0% 24.5% 25.0% 25.5% 26.0% 26.5% 27.0% 27.5% 28.0% 28.5% 29.0% 29.5% 30.0% 30.5% 31.0% 31.5% 32.0% 32.5% 33.0% 33.5% 34.0% $0 $50 $100 $150 $200 $250 $300 Fiscal Q2 2020 Fiscal Q2 2021 Gross Profit Gross Margin ▪ Gross Profit declined 6.8% primarily due to lower sales. ▪ Gross margin of 32.6% declined 40 basis points from a second quarter record of 33.0% a year ago, principally due to challenging mix dynamics, particularly in the commercial segment. ▪ Organic net sales down 6.4% (down 5.0% on a per day basis): Total Volume Price/Mix Wallboard -6.0% -2.8% -3.2% Ceilings -9.5% -12.4% +2.9% Steel -18.6% -13.4% -5.2% Other +1.2% Organic Growth

5 SG&A and Adjusted SG&A (1) Q2 Fiscal 2021 Performance ▪ Reported SG&A was 23.2% of sales compared to 23.3% of sales a year ago. ▪ Adjusted SG&A (1) was 22.5% of sales compared to 22.7% of sales a year ago. ▪ Adjusted SG&A as % of sales improved by 20 bps year over year despite 40 basis points of deflationary price and unfavorable mix impacts on certain products. Approximately 60 basis points of improvement directly resulted from measures taken to align the Company’s cost structure with the current demand environment. Adj. SG&A ($ mm) 7.9% 9.4% (1) For a reconciliation of Adjusted SG&A, Adjusted Net Income, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly c omp arable GAAP metrics, see Appendix. $195.4 $183.3 22.7% 22.5% 20.0% 20.5% 21.0% 21.5% 22.0% 22.5% 23.0% $0 $50 $100 $150 $200 Fiscal Q2 2020 Fiscal Q2 2021 Adj. SG&A Adj. SG&A % Net Income, Adjusted Net Income & Adjusted EBITDA (1) ▪ Reported net income of $28.5 million; Adjusted net income (1) of $40.2 million. ▪ Adjusted EBITDA (1) of $82.5 million compared to $89.9 million a year ago. ▪ Adjusted EBITDA margin (1) of 10.2% declined only 20 basis points year over year, despite market related declines in sales. ▪ Decremental Adjusted EBITDA margin of 15.0%, the midpoint of the outlook range of 10 – 20% previously communicated. $89.9 $82.5 10.4% 10.2% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 8.0% 8.5% 9.0% 9.5% 10.0% 10.5% $0 $25 $50 $75 Fiscal Q2 2020 Fiscal Q2 2021 Adj. EBITDA Adj. EBITDA Margin Adj. EBITDA ($ mm)

Cash Flow, Liquidity and Net Leverage

Use of Cash from Operations and Free Cash Flow (1)

$ mm	Q2 2020	Q2 2021
Cash from operating activites	$ 82.4	$ 39.8
Capital expenditures	$ (8.7)	$ (7.1)
Free cash flow	$ 73.6	$ 32.7

- Free cash flow of $32.7 million, or 40% of Adjusted EBITDA, was lower year-over-year due to changes in net working capital principally driven by opportunistic inventory build in advance of manufacturer price increases and the related timing of cash flows associated with certain purchasing incentive programs.
- Substantial liquidity, with $118.2 million of cash on hand and an additional $415.4 million available under our revolving credit facilities as of 10/31/2020.
- Reduced net debt by $27.0 million in Q2.
- Debt rating from Moody's upgraded to Ba3 in October 2020.

Leverage Summary

($ mm)	10/31/19 LTM	1/31/20 LTM	4/30/20 LTM	7/31/20 LTM	10/31/20 LTM
Cash and cash equivalents	$36	$41	$211	$140	$118
Asset-Based Revolver	$48	$10	$87	$44	$0
First Lien Term Loan (3)(4)	920	918	866	864	862
Capital Lease Obligations	117	126	129	123	122
Installment Notes & Other (5)	16	16	15	13	12
Total Debt	**$1,100**	**$1,069**	**$1,097**	**$1,045**	**$996**
Total Net Debt	**$1,064**	**$1,028**	**$887**	**$905**	**$878**
PF Adj. EBITDA (2)	**$308**	**$311**	**$302**	**$300**	**$292**
Total Debt / PF Adj. EBITDA	**3.6x**	**3.4x**	**3.6x**	**3.5x**	**3.4x**
Net Debt / PF Adj. EBITDA	**3.5x**	**3.3x**	**2.9x**	**3.0x**	**3.0x**

LTM Net Debt / PF Adjusted EBITDA (2)


3.5x
3.3x
2.9x
3.0x
3.0x
10/31/19
1/31/20
4/30/20
7/31/20
10/31/20

(1) For a reconciliation of free cash flow to cash provided by operating activities, the most directly comparable GAAP metric, see Appendix.
(2) For a reconciliation Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.
(3) Net of unamortized discount of $2.0mm, $1.9mm, $1.8mm, $1.5 mm and $1.4 mm as of October 31, 2019, January 31,2020, April 30, 2020, July 31, 2020 and October 31, 2020 respectively.
(4) Net of deferred financing costs of $10.5mm, $10.0 mm, $9.0 mm, $8.5 mm and $8.1 mm as of October 31, 2019, January 31,2020, April 30, 2020, July 31, 2020 and October 31, 2020 respectively.
(5) Net of unamortized discount of $1.3mm, $1.2mm, $1.1 mm, $1.0mm mm and $0.9 mm as of October 31, 2019, January 31,2020, April 30, 2020, July 31, 2020 and October 31, 2020 respectively.

GMS GYPSUM MANAGEMENT & SUPPLY, INC.
6

7 Expand Share in Core Products Grow Other Products Platform Expansion Capitalize on existing fixed investment in locations and equipment where we’re underpenetrated or below expected share Grow select “Other Product” opportunities outside of core products to diversify and profitably expand our product offering Expand the platform through accretive acquisition and greenfield opportunities, balanced with debt reduction priorities Strategic Growth Priorities Profitability Leverage our scale and employ technology and best practices to deliver further margin expansion

8 GMS is Well - Positioned Both Now and for the Long - Term • We are operating with the health, safety and wellbeing of our employees, business partners and communities as our top priority. • Our team is addressing challenges and leveraging opportunities arising from the continued uncertainty regarding the near - term outlook for the industry and the broader economy. • Strong cash flow generation resulting from nature of business model and tight management of working capital. • Healthy balance sheet and strong liquidity position. • A North American market leader in specialty distribution of interior construction products. • Significant scale combined with local expertise. • Differentiated service model. • Entrepreneurial culture. • Executing on strategic priorities to capitalize on long - term growth opportunities.

Appendix

Summary Quarterly Financials

(In millions, except per share data) *(Unaudited)*	1Q20	2Q20	3Q20	4Q20	FY20	1Q21	2Q21
Wallboard Volume (MSF)	1,064	1,103	993	1,029	4,189	1,054	1,073
Wallboard Price ($ / '000 Sq. Ft.)	$ 321	$ 318	$ 317	$ 314	$ 317	$ 311	$ 308
Wallboard	$ 342	$ 351	$ 314	$ 323	$ 1,330	$ 328	$ 331
Ceilings	129	123	113	111	476	114	111
Steel framing	132	136	119	115	502	110	111
Other products	245	252	215	221	934	250	260
Net sales	847	862	761	771	3,241	803	813
Cost of sales	574	577	508	519	2,178	542	548
Gross profit	274	284	253	252	1,063	260	265
Gross margin	*32.3%*	*33.0%*	*33.3%*	*32.6%*	*32.8%*	*32.5%*	*32.6%*
Operating expenses:							
Selling, general and administrative expenses	195	200	193	196	784	183	188
Depreciation and amortization	29	30	29	28	117	27	27
Impairment of goodwill	-	-	-	63	63	-	-
Total operating expenses	224	230	223	287	964	210	216
Operating income (loss)	50	55	31	(35)	100	50	49
Other (expense) income:							
Interest expense	(18)	(18)	(16)	(15)	(68)	(14)	(14)
Gain on legal settlement	-	-	-	14	14	-	-
Write-off of discount and deferred financing costs	-	(1)	-	(1)	(1)	-	-
Other income, net	1	1	(0)	1	2	1	1
Total other expense, net	(17)	(17)	(17)	(1)	(53)	(13)	(13)
Income (loss) from continuing operations, before tax	32	37	14	(37)	46	37	37
Income tax expense	8	8	3	5	23	10	8
Net income (loss)	$ 25	$ 29	$ 11	$ (41)	$ 23	$ 27	$ 28
Business Days	**64**	**65**	**62**	**64**	**255**	**64**	**64**
Net Sales by Business Day	$ 13.2	$ 13.3	$ 12.3	$ 12.0	$ 12.7	$ 12.5	$ 12.7
Beginning Branch Count	254	259	259	262	254	264	261
Added Branches	5	-	3	2	10	(3)	1
Ending Branch Count	**259**	**259**	**262**	**264**	**264**	**261**	**262**

GMS GYPSUM MANAGEMENT & SUPPLY, INC.
10

Quarterly Cash Flows

($ in millions) (Unaudited)	1Q20	2Q20	3Q20	4Q20	FY20	1Q21	2Q21
Net income (loss)	$ 24.8	$ 29.1	$ 10.9	$ (41.5)	$ 23.4	$ 27.2	$ 28.5
Non-cash changes & other changes	(4.5)	54.1	34.5	118.5	202.6	(0.0)	46.4
Changes in primary working capital components:							
Trade accounts and notes receivable	(23.2)	(6.7)	46.5	24.9	41.4	(23.0)	(3.1)
Inventories	0.0	1.8	(1.5)	(4.9)	(4.6)	14.0	(15.0)
Accounts payable	(9.5)	4.0	(24.9)	70.7	40.3	(33.9)	(17.0)
Cash provided by (used in) operating activities	**(12.4)**	**82.4**	**65.4**	**167.7**	**303.1**	**(15.7)**	**39.8**
Purchases of property and equipment	(5.9)	(8.7)	(6.2)	(4.3)	(25.2)	(4.7)	(7.1)
Proceeds from sale of assets	0.2	0.8	0.2	0.9	2.2	0.3	0.4
Acquisitions of businesses, net of cash acquired	(10.6)	-	(10.2)	(3.3)	(24.1)	(0.2)	0.2
Cash (used in) investing activities	**(16.3)**	**(7.9)**	**(16.2)**	**(6.7)**	**(47.1)**	**(4.6)**	**(6.6)**
Cash provided by (used in) financing activities	**5.3**	**(62.4)**	**(44.4)**	**10.0**	**(91.3)**	**(51.8)**	**(55.1)**
Effect of exchange rates	0.2	0.1	(0.2)	(1.1)	(1.1)	0.9	0.3
Increase (decrease) in cash and cash equivalents	(23.2)	12.1	4.7	170.0	163.6	(71.2)	(21.5)
Balance, beginning of period	47.3	24.1	36.3	40.9	47.3	210.9	139.7
Balance, end of period	**$ 24.1**	**$ 36.3**	**$ 40.9**	**$ 210.9**	**$ 210.9**	**$ 139.7**	**$ 118.2**
Supplemental cash flow disclosures:							
Cash paid for income taxes	$ 18.8	$ 6.9	$ 4.6	$ 1.3	$ 31.5	$ 3.5	$ 16.7
Cash paid for interest	$ 17.0	$ 16.6	$ 15.6	$ 14.5	$ 63.7	$ 13.1	$ 12.6

	1Q20	2Q20	3Q20	4Q20	FY20	1Q21	2Q21
Cash provided by (used in) operating activities	$ (12.4)	$ 82.4	$ 65.4	$ 167.7	$ 303.1	$ (15.7)	$ 39.8
Purchases of property and equipment	(5.9)	(8.7)	(6.2)	(4.3)	(25.2)	(4.7)	(7.1)
Free cash flow (1)	**(18.3)**	**73.6**	**59.2**	**163.4**	**277.9**	**(20.5)**	**32.7**

(1) Free cash flow is a non-GAAP financial measure defined as net cash provided by (used in) operations less capital expenditures. Differences may occur due to rounding.

GMS GYPSUM MANAGEMENT & SUPPLY, INC.

11

12 Q2 2021 Net Sales (1) Organic net sales growth calculation excludes net sales of acquired businesses until first anniversary of acquisition date an d i mpact of foreign currency translation. ($ in millions) (Unaudited) FY21 FY20 Reported Organic (1) Organic (1) 806.8$ 861.9$ Acquisitions 6.0 - Fx Impact 0.0 - Total Net Sales 812.9$ 861.9$ (5.7%) (6.4%) Wallboard 330.5$ 350.6$ (5.7%) (6.0%) Ceilings 111.3 122.8 (9.4%) (9.5%) Steel Framing 111.3 136.2 (18.3%) (18.6%) Other Products 259.8 252.3 2.9% 1.2% Total Net Sales 812.9$ 861.9$ (5.7%) (6.4%) Fiscal Q2 Variance

Quarterly Net Income to Adjusted EBITDA

Reconciliation

($ in 000s) *(Unaudited)*		1Q20	2Q20	3Q20	4Q20	FY20	1Q21	2Q21
Net Income (Loss)		**$ 24,820**	**$ 29,138**	**$ 10,879**	**$ (41,456)**	**$ 23,381**	**$ 27,219**	**$ 28,469**
Add: Interest Expense		18,277	17,559	16,474	15,408	67,718	14,081	13,525
Add: Write off of debt discount and deferred financing fees		-	707	-	624	1,331	-	-
Less: Interest Income		(12)	(6)	(8)	(62)	(88)	(37)	(14)
Add: Income Tax Expense		7,590	7,927	2,816	4,611	22,944	9,604	8,277
Add: Depreciation Expense		12,422	12,592	12,930	13,388	51,332	12,827	12,710
Add: Amortization Expense		16,853	16,926	16,492	14,930	65,201	14,270	14,535
EBITDA		**$ 79,950**	**$ 84,843**	**$ 59,583**	**$ 7,443**	**$ 231,819**	**$ 77,964**	**$ 77,502**
Adjustments								
Impairment of goodwill		-	-	-	63,074	63,074	-	-
Stock appreciation rights expense	(A)	60	1,267	(347)	592	1,572	792	314
Redeemable noncontrolling interests	(B)	662	(18)	(318)	194	520	252	186
Equity-based compensation	(C)	1,395	2,315	1,465	1,885	7,060	1,605	3,252
Severance and other permitted costs	(D)	554	1,394	1,700	2,085	5,733	1,947	762
Transaction costs (acquisition and other)	(E)	972	327	434	681	2,414	100	25
(Gain) loss on disposal of assets	(F)	(156)	(586)	(130)	1,530	658	394	481
Effects of fair value adjustments to inventory	(G)	151	-	310	114	575	-	-
Gain on legal settlement		-	-	-	(14,029)	(14,029)	-	-
Secondary public offerings	(H)	-	363	-	-	363	-	-
Total Add-Backs		**$ 3,638**	**$ 5,062**	**$ 3,114**	**$ 56,126**	**$ 67,940**	**$ 5,090**	**$ 5,020**
Adjusted EBITDA (as reported)		**$ 83,588**	**$ 89,905**	**$ 62,697**	**$ 63,569**	**$ 299,759**	**$ 83,054**	**$ 82,522**

Commentary

A. Represents non-cash expense related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the First Lien Facility

E. Represents one-time costs related to acquisitions paid to third parties

F. Includes impairment of assets resulting from restructuring plans to close certain facilities and gains from the sale of assets.

G. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

H. Represents one-time costs related to our secondary offerings paid to third party advisors

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.
13

Net Income to Pro Forma Adjusted EBITDA

Reconciliation

($ in 000s) (Unaudited)		2Q21 LTM	2020	2019	2018	2017	2016
Net Income		$ 25,111	$ 23,381	$ 56,002	$ 62,971	$ 48,886	$ 12,564
Add: Interest Expense		59,488	67,718	73,677	31,395	29,360	37,418
Add: Write off of debt discount and deferred financing fees		624	1,331	-	74	7,103	-
Less: Interest Income		(121)	(88)	(66)	(177)	(152)	(928)
Add: Income Tax Expense		25,308	22,944	14,039	20,883	22,654	12,584
Add: Depreciation Expense		51,855	51,332	46,456	24,075	25,565	26,667
Add: Amortization Expense		60,227	65,201	71,003	41,455	43,675	37,548
EBITDA		$ 222,492	$ 231,819	$ 261,111	$ 180,676	$ 177,091	$ 125,853
Adjustments							
Impairment of goodwill		63,074	63,074	-	-	-	-
Stock appreciation rights expense	(A)	1,351	1,572	2,730	2,318	148	1,988
Redeemable noncontrolling interests	(B)	314	520	1,188	1,868	3,536	880
Equity-based compensation	(C)	8,207	7,060	3,906	1,695	2,534	2,699
Severance and other permitted costs	(D)	6,494	5,733	8,152	581	(157)	379
Transaction costs (acquisition and other)	(E)	1,240	2,414	7,858	3,370	2,249	3,751
(Loss) gain on disposal of assets		2,275	658	(525)	(509)	(338)	(645)
AEA management fee	(F)	-	-	-	-	188	2,250
Effects of fair value adjustments to inventory	(G)	424	575	4,176	324	946	1,009
Gain on legal settlement		(14,029)	(14,029)	-	-	-	-
Change in fair value of financial instruments	(H)	-	-	6,395	6,125	382	-
Secondary public offerings	(I)	-	363	-	1,525	1,385	19
Debt transaction costs	(J)	-	-	678	1,285	265	-
Total Add-Backs		$ 69,350	$ 67,940	$ 34,558	$ 18,582	$ 11,138	$ 36,898
Adjusted EBITDA (as reported)		$ 291,842	$ 299,759	$ 295,669	$ 199,258	$ 188,229	$ 162,751
Contributions from acquisitions	(K)	202	1,480	6,717	1,280	9,500	12,093
Pro Forma Adjusted EBITDA		$ 292,044	$ 301,239	$ 302,386	$ 200,538	$ 197,729	$ 174,844

Commentary

A. Represents non-cash expense related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the First Lien Facility

E. Represents one-time costs related to our initial public offering and acquisitions paid to third party advisors as well as costs related to the retirement of corporate stock appreciation rights

F. Represents management fees paid to AEA, which were discontinued after the IPO

G. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

H. Represents mark-to-market adjustments for derivative financial instruments

I. Represents one-time costs related to our secondary offerings paid to third party advisors

J. Represents expenses paid to third party advisors related to debt refinancing activities

K. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies

GMS GYPSUM MANAGEMENT & SUPPLY, INC.
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15 Reconciliation of Income Before Taxes to Adjusted Net Income Reconciliation Commentary A. Depreciation and amortization from the increase in value of certain long - term assets associated with the April 1, 2014 acquisition of the predecessor company and the acquisition of Titan. B. Normalized cash tax rate determined based on our estimated taxes excluding the impact of purchase accounting and certain other deferred tax amounts. C. Diluted shares outstanding for periods prior to June 13, 2019 have been adjusted to include the effect of 1.1 million shares of equity issued in connection with the acquisition of Titan that were exchangeable for the Company’s common stock. On June 13, 2019, the holders exchanged all of the exchangeable shares for 1.1 million shares of the Company’s common stock. ($ in 000s) 2Q21 2Q20 FY21 FY20 (Unaudited) Income before taxes 36,746$ 37,065$ 73,570$ 69,475$ EBITDA add-backs 5,020 5,062 10,109 8,700 Write-off of debt discount and deferred financing fees - 707 - 707 Purchase accounting depreciation and amortization (A) 10,121 12,276 20,256 24,661 Adjusted pre-tax income 51,887 55,110 103,935 103,543 Adjusted income tax expense 11,674 12,400 23,385 23,297 Adjusted net income 40,213$ 42,710$ 80,550$ 80,246$ Effective tax rate (B) 22.5% 22.5% 22.5% 22.5% Weighted average shares outstanding: Basic 42,723 41,761 42,674 41,382 Diluted (C) 43,173 42,635 43,096 42,391 Adjusted net income per share: Basic 0.94$ 1.02$ 1.89$ 1.94$ Diluted 0.93$ 1.00$ 1.87$ 1.89$

Reported SG&A to Adjusted SG&A

Reconciliation

(Unaudited) ($ in millions)		1Q20	2Q20	3Q20	4Q20	FY2020	1Q21	2Q21
SG&A - Reported		$ 194.6	$ 200.5	$ 193.4	$ 195.6	$ 784.1	$ 183.1	$ 188.4
Adjustments								
Stock appreciation rights expense	(A)	(0.1)	(1.3)	0.3	(0.6)	(1.6)	(0.8)	(0.3)
Redeemable noncontrolling interests	(B)	(0.7)	0.0	0.3	(0.2)	(0.5)	(0.3)	(0.2)
Equity-based compensation	(C)	(1.4)	(2.3)	(1.5)	(1.9)	(7.1)	(1.6)	(3.3)
Severance and other permitted costs	(D)	(0.6)	(1.4)	(0.5)	(1.9)	(4.3)	(1.9)	(0.8)
Transaction costs (acquisition and other)	(E)	(1.0)	(0.3)	(0.4)	(0.7)	(2.4)	(0.1)	(0.0)
Gain on disposal of assets		0.2	0.6	0.1	(1.5)	(0.7)	(0.4)	(0.5)
Secondary public offerings	(F)	-	(0.4)	-	-	(0.4)	-	-
SG&A - Adjusted		$ 191.1	$ 195.4	$ 191.8	$ 188.9	$ 767.2	$ 178.1	$ 183.3
% of net sales		*22.6%*	*22.7%*	*25.2%*	*24.5%*	*23.7%*	*22.2%*	*22.5%*

Commentary

A. Represents non-cash expense related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the First Lien Facility

E. Represents one-time costs related to acquisitions paid to third parties.

F. Represents one-time costs related to our secondary offerings paid to third party advisors

GMS GYPSUM MANAGEMENT & SUPPLY, INC.
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